T. Rowe Price Equity Funds, Inc. 485BPOS

Exhibit 99.(d)(12)

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

and

t. rowe price INVESTMENT MANAGEMENT, INC.

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is dated as of May 1, 2022 and entered into by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each Fund (defined below) set forth on Schedule 1 as of the date indicated thereof, as it may be amended from time to time.

WHEREAS, the Adviser has entered into an Investment Management Agreement, as may be amended or restated with each corporation (the “Corporation”), on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”), as set out on Schedule 1 (each, an “Advisory Agreement”);

WHEREAS, each Fund is a separate series of the Corporation and is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is engaged principally in the business of rendering investment supervisory services and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the United States Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Sub-adviser is engaged in the business of, among other things, rendering investment supervisory services and is registered with the SEC as an investment adviser under the Advisers Act;

WHEREAS, the Subadviser currently furnishes certain investment advisory services to the Adviser and each Fund pursuant to an Investment Subadvisory Agreement by and between the Adviser and the Subadviser which will terminate upon the effective date of this Agreement; and

WHEREAS, the Adviser desires to retain the Sub-adviser to continue to act as Sub-adviser to furnish certain investment advisory services to the Adviser on behalf of each Fund pursuant to this Agreement, and the Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.  Appointment. Adviser hereby appoints the Sub-adviser as its investment Sub-adviser with respect to each Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties of the Sub-adviser.

A.  Investment Sub-advisory Services. Subject to the supervision of the applicable Corporation’s Board of Directors (“Board”) and the Adviser, the Sub-adviser shall act as the investment sub-adviser and shall supervise and direct each Fund’s investments as specified by the Adviser from time to time, and in accordance with the Fund’s investment objective(s), investment strategies, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund or Adviser may impose by notice in writing to the Sub-adviser. The Sub-adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund allocated to the Sub-adviser in a manner consistent with the Fund’s investment objective(s), investment strategies, policies, and restrictions. In furtherance of this duty, the Sub-adviser, on behalf of each Fund is authorized to:

(1)  make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

(2)  place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-adviser may select;

(3)  vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the issuers of securities in which Fund assets may be invested provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Fund’s custodian;

(4)  instruct the Fund custodian to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the custodian and/or credited to the Fund upon acquisition of the same for the Fund;

(5)   maintain all or part of the Fund’s uninvested assets in short-term income producing instruments for such periods of time as shall be deemed reasonable and prudent by the Sub-adviser, including any other internal money market or short-term bond fund available for use only by clients of the Adviser and certain of its affiliates; and

(6)  generally, perform any other act necessary to enable the Sub-adviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.

B.  Personnel, Office Space, and Facilities of Sub-adviser. The Sub-adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Sub-adviser requires in the performance of its investment advisory and other obligations under this Agreement.

C.  Further Duties of Sub-adviser. In all matters relating to the performance of this Agreement, the Sub-adviser shall act in conformity with the applicable Corporation’s Articles of Incorporation and By-Laws, and the Fund’s currently effective Registration Statement (as defined below) and with the written instructions and directions of the applicable Board and the Adviser, and shall comply with the applicable requirements of the 1940 Act and Advisers Act and the rules thereunder, the SEC, and all other applicable United States, state, and other laws and regulations.

3.  Compensation. For the services provided and the expenses assumed by the Sub-adviser pursuant to this Agreement, the Adviser may pay the Sub-adviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Advisory Agreement with a Fund.

4.  Duties of the Adviser.

A.  The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the applicable Advisory Agreement other than those assumed by the Sub-adviser, and shall oversee and review the Sub-adviser’s performance of its duties under this Agreement.

B.  Upon request from the Sub-adviser, the Adviser will furnish the Sub-adviser with copies of each of the following documents with respect to each Corporation and Fund and any future amendments and supplements to such documents, if any, as soon as practicable after such request and such documents become available:

(1)  The Articles of Incorporation of the Corporation, as amended from time to time and as filed with the Maryland State Department of Assessments and Taxation, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)  The By-Laws of the Corporation as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)  Certified resolutions of the Corporation’s Board authorizing the appointment of the Adviser and the Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

(4)  The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)  The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)  The Fund’s Prospectus (as defined above); and

(7)  A certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Sub-adviser with any further documents, materials or information that the Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.  Brokerage.

A.  The Sub-adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain best execution at competitive commission rates; provided that, on behalf of each Fund, the Sub-adviser may, in its discretion and consistent with its fiduciary duty, agree to pay a broker-dealer that furnishes brokerage, execution or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage, execution and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. It is understood by the parties hereto that best execution is evaluated based on various factors, including but not limited to, commission costs.

B.  On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

6.  Ownership of Records. The Sub-adviser shall maintain all books and records required to be maintained by the Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of a Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees (i) that all records that it maintains for a Fund are the property of the applicable Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the applicable Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the applicable Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-adviser may retain copies of such records.

7.  Reports. The Sub-adviser shall furnish to each Board or the Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-adviser and the Board or the Adviser, as appropriate, may mutually agree upon from time to time.

8.  Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.  Sub-adviser’s Use of the Services of Others. The Sub-adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-adviser or the applicable Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate, or in the discharge of Sub-adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

10.  Limitation of Liability of the Sub-adviser. Neither the Sub-adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the applicable Fund (at the direction or request of the Sub-adviser) or the Sub-adviser in connection with the Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Sub-adviser or any such person of the duties of the Sub-adviser pursuant to this Agreement.

11.  Representations of Sub-adviser. The Sub-adviser represents, warrants, and agrees as follows:

A.  The Sub-adviser: (i) is registered with the SEC as an investment adviser under the Advisers Act and will continue to be so registered or licensed for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, the SEC or applicable law from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.  The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and a compliance program complying with the requirements of Rule 206(4)-7 under the Advisers Act, and, if it has not already done so, will provide the Adviser and each Fund with a copy of such code of ethics, together with evidence of its adoption.

C.  Upon request, the Sub-adviser will provide the Adviser and each Fund with a copy of its Form ADV as most recently filed with the SEC and any amendments thereto.

12.  Term of Agreement. This Agreement shall become effective for a Fund upon the date set forth on Schedule 1, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the applicable Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the applicable Fund’s outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for a Fund through April 30 of the following year. Thereafter, this Agreement shall continue in effect from year to year, with respect to the applicable Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the applicable Fund; (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the applicable Fund who are not parties to this Agreement or interested persons of any such party; and (c) the Sub-adviser shall not have notified the Adviser and the Fund, in writing, at least 60 days prior to such approval that it does not desire such continuation. The Sub-adviser shall furnish to the applicable Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13.  Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Sub-adviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to the Sub-adviser, without the payment of any penalty; (ii) upon material breach by the Sub-adviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-adviser may terminate this Agreement with respect to a Fund at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14.  Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if required by the 1940 Act, being approved by vote of a majority of the applicable Fund’s outstanding voting securities. Schedule 1 to this Agreement may be modified from time to time including to add or remove Funds upon approval of the applicable Board.

15.  Miscellaneous.

A.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.  Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.  Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.  Interpretation. Nothing herein contained shall be deemed to require a Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the applicable Board of its responsibility for and control of the conduct of the affairs of the applicable Fund.

E.  Counterparts; Electronically Transmitted Documents and Signatures. The parties may execute this Agreement in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Agreement, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the parties hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

F.  Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Kathryn L. Reilly	By:	/s/ Fran Pollack-Matz
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Kathryn L. Reilly	By:	/s/ Ryan P. Nolan
Kathryn L. Reilly, Assistant Secretary		Ryan P. Nolan, Vice President

SCHEDULE 1
As of May 1, 2022

Corporation Name	Fund Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation Fund	October 30, 2017	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Mid-Cap Equity Growth Fund	April 24, 1996	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Small-Cap Stock Fund	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund, Inc.	T. Rowe Price Mid-Cap Growth Fund	April 23, 1992	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Mid-Cap Growth Portfolio	July 31, 1996	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Moderate Allocation Portfolio	July 27, 1994	May 1, 2022
T. Rowe Price Small-Cap Stock Fund, Inc.	T, Rowe Price Small-Cap Stock Fund	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund, Inc.	T. Rowe Price Small-Cap Value Fund	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Conservative Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Growth Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price High Yield Fund, Inc.	T. Rowe Price U.S. High Yield Fund	February 6, 2017	May 1, 2022

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of the 11th day of May, 2022, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each corporation, on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 to the Agreement as of the date indicated thereof, as it may be amended from time to time.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the Board of Directors of the T. Rowe Price Exchange-Traded Funds, Inc. (the “Corporation”), including a majority of the directors who are not interested persons of the Corporation, has approved, effective May 11, 2022, the creation and addition of the T. Rowe Price U.S. High Yield ETF, a separate series of the Corporation;

WHEREAS, the parties hereto desire to amend Schedule 1 to the Agreement to add the Corporation and T. Rowe Price U.S. High Yield ETF;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule 1 to the Agreement is hereby amended as attached hereto to add the Corporation and T. Rowe Price U.S. High Yield ETF, effective May 11, 2022.

2.	This Schedule 1 hereby supersedes any and all previous Schedules 1 to the Agreement.

3.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Cheryl L. Emory	By:	/s/ Fran Pollack-Matz
Cheryl L. Emory, Assistant Secretary		Fran Pollack-Matz, Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Cheryl L. Emory	By:	/s/ Ryan P. Nolan
Cheryl L. Emory, Assistant Secretary		Ryan P. Nolan, Vice President

2

SCHEDULE 1
As of May 11, 2022

Corporation Name	Fund Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation Fund	October 30, 2017	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Mid-Cap Equity Growth Fund	April 24, 1996	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Small-Cap Stock Fund	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund, Inc.	T. Rowe Price Mid-Cap Growth Fund	April 23, 1992	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Mid-Cap Growth Portfolio	July 31, 1996	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Moderate Allocation Portfolio	July 27, 1994	May 1, 2022
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price U.S. High Yield ETF	May 11, 2022	May 11, 2022
T. Rowe Price Small-Cap Stock Fund, Inc.	T, Rowe Price Small-Cap Stock Fund	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund, Inc.	T. Rowe Price Small-Cap Value Fund	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Conservative Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Growth Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price High Yield Fund, Inc.	T. Rowe Price U.S. High Yield Fund	February 6, 2017	May 1, 2022

3

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of the 2nd day of February, 2023, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each corporation, on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 to the Agreement as of the date indicated thereof, as it may be amended from time to time.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to add the T. Rowe Price Capital Appreciation Equity ETF (formerly known as the T. Rowe Price Core Equity ETF) to the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule 1 to the Agreement is hereby amended as attached hereto.

2.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Kathryn L. Reilly	By:	/s/ Fran Pollack-Matz
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Kathryn L. Reilly	By:	/s/ Ryan P. Nolan
Kathryn L. Reilly, Assistant Secretary		Ryan P. Nolan, Vice President

2

SCHEDULE 1
As of February 2, 2023

Corporation Name	Fund Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation Fund	October 30, 2017	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Mid-Cap Equity Growth Fund	April 24, 1996	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Small-Cap Stock Fund	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund, Inc.	T. Rowe Price Mid-Cap Growth Fund	April 23, 1992	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Mid-Cap Growth Portfolio	July 31, 1996	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Moderate Allocation Portfolio	July 27, 1994	May 1, 2022
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price Capital Appreciation Equity Fund	December 5, 2022	February 2, 2023
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price U.S. High Yield ETF	May 11, 2022	May 11, 2022
T. Rowe Price Small-Cap Stock Fund, Inc.	T, Rowe Price Small-Cap Stock Fund	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund, Inc.	T. Rowe Price Small-Cap Value Fund	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Conservative Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Growth Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price High Yield Fund, Inc.	T. Rowe Price U.S. High Yield Fund	February 6, 2017	May 1, 2022

3

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of the 10th day of May, 2023, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each corporation, on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 to the Agreement as of the date indicated thereof, as it may be amended from time to time.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to add the T. Rowe Price Capital Appreciation and Income Fund to the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule 1 to the Agreement is hereby amended as attached hereto.

2.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Kathryn L. Reilly	By:	/s/ Fran Pollack-Matz
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Kathryn L. Reilly	By:	/s/ Ryan P. Nolan
Kathryn L. Reilly, Assistant Secretary		Ryan P. Nolan, Vice President

2

SCHEDULE 1
As of May 10, 2023

Corporation Name	Fund Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation and Income Fund	May 10, 2023	May 10, 2023
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation Fund	October 30, 2017	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Mid-Cap Equity Growth Fund	April 24, 1996	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Small-Cap Stock Fund	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund, Inc.	T. Rowe Price Mid-Cap Growth Fund	April 23, 1992	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Mid-Cap Growth Portfolio	July 31, 1996	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Moderate Allocation Portfolio	July 27, 1994	May 1, 2022
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price Capital Appreciation Equity Fund	December 5, 2022	February 2, 2023
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price U.S. High Yield ETF	May 11, 2022	May 11, 2022
T. Rowe Price Small-Cap Stock Fund, Inc.	T, Rowe Price Small-Cap Stock Fund	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund, Inc.	T. Rowe Price Small-Cap Value Fund	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Conservative Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Growth Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price High Yield Fund, Inc.	T. Rowe Price U.S. High Yield Fund	February 6, 2017	May 1, 2022

3

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of the 24th day of October, 2024, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each corporation, on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 to the Agreement as of the date indicated thereof, as it may be amended from time to time.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to add the T. Rowe Price Capital Appreciation Premium Income ETF to the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule 1 to the Agreement is hereby amended as attached hereto.

2.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Kathryn L. Reilly	By:	/s/ Fran Pollack-Matz
Kathryn L. Reilly, Assistant Secretary		Fran Pollack-Matz, Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Kathryn L. Reilly	By:	/s/ Ryan P. Nolan
Kathryn L. Reilly, Assistant Secretary		Ryan P. Nolan, Vice President

2

SCHEDULE 1
As of October 24, 2024

Corporation Name	Fund Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation and Income Fund	May 10, 2023	May 10, 2023
T. Rowe Price Capital Appreciation Fund, Inc.	T. Rowe Price Capital Appreciation Fund	October 30, 2017	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Mid-Cap Equity Growth Fund	April 24, 1996	May 1, 2022
T. Rowe Price Equity Funds, Inc.	T. Rowe Price Institutional Small-Cap Stock Fund	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund, Inc.	T. Rowe Price Mid-Cap Growth Fund	April 23, 1992	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Mid-Cap Growth Portfolio	July 31, 1996	May 1, 2022
T. Rowe Price Equity Series, Inc.	T. Rowe Price Moderate Allocation Portfolio	July 27, 1994	May 1, 2022
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price Capital Appreciation Equity ETF	December 5, 2022	February 2, 2023
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price Capital Appreciation Premium Income ETF	October 24, 2024	October 24, 2024
T. Rowe Price Exchange-Traded Funds, Inc.	T. Rowe Price U.S. High Yield ETF	May 11, 2022	May 11, 2022
T. Rowe Price Small-Cap Stock Fund, Inc.	T, Rowe Price Small-Cap Stock Fund	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund, Inc.	T. Rowe Price Small-Cap Value Fund	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Conservative Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Funds II, Inc.	T. Rowe Price Spectrum Moderate Growth Allocation Fund	July 27, 1994	May 1, 2022
T. Rowe Price High Yield Fund, Inc.	T. Rowe Price U.S. High Yield Fund	February 6, 2017	May 1, 2022

3

AMENDMENT TO

INVESTMENT SUB-ADVISORY AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

This Amendment (the “Amendment”) to the Investment Sub-Advisory Agreement (the “Agreement”) is made as of February 6, 2025, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, and T. Rowe Price Investment Management, Inc. (the “Sub-adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with respect to each corporation, on behalf of itself or its series (each, a “Fund” and collectively, the “Funds”) set forth on Schedule 1 to the Agreement as of the date indicated thereof, as it may be amended from time to time.

W I T N E S S E T H:

WHEREAS, the parties hereto entered into the Agreement dated as of May 1, 2022;

WHEREAS, the parties hereto desire to add the T. Rowe Price Health Care ETF to the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Schedule 1 to the Agreement is hereby amended as attached hereto.

2.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized, as of the date and year first above written.

WITNESS:	T. ROWE PRICE ASSOCIATES, INC.

/s/ Kathryn L. Reilly	By:	/s/ Fran Pollack-Matz
Kathryn L. Reilly		Fran Pollack-Matz
Assistant Secretary		Vice President

WITNESS:	T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

/s/ Kathryn L. Reilly	By:	/s/ Ryan P. Nolan
Kathryn L. Reilly		Ryan P. Nolan
Assistant Secretary		Vice President

2

SCHEDULE 1
February 6, 2025

Fund Name	Corporation Name	Date of Advisory Agreement	Effective Date of Sub-Advisory Agreement
T. Rowe Price Capital Appreciation Equity ETF	T. Rowe Price Exchange-Traded Funds, Inc.	December 5, 2022	February 2, 2023
T. Rowe Price Capital Appreciation and Income Fund	T. Rowe Price Capital Appreciation Fund, Inc.	May 10, 2023	May 10, 2023
T. Rowe Price Capital Appreciation Fund	T. Rowe Price Capital Appreciation Fund, Inc.	October 30, 2017	May 1, 2022
T. Rowe Price Capital Appreciation Premium Income ETF	T. Rowe Price Exchange-Traded Funds, Inc.	October 24, 2024	October 24, 2024
T. Rowe Price Health Care ETF	T. Rowe Price Exchange-Traded Funds, Inc.	February 6, 2025	February 6, 2025
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	T. Rowe Price Equity Funds, Inc.	April 24, 1996	May 1, 2022
T. Rowe Price Institutional Small-Cap Stock Fund	T. Rowe Price Equity Funds, Inc.	February 9, 2000	May 1, 2022
T. Rowe Price Mid-Cap Growth Fund	T. Rowe Price Mid-Cap Growth Fund, Inc.	April 23, 1992	May 1, 2022
T. Rowe Price Mid-Cap Growth Portfolio	T. Rowe Price Equity Series, Inc.	July 31, 1996	May 1, 2022
T. Rowe Price Moderate Allocation Portfolio	T. Rowe Price Equity Series, Inc.	July 27, 1994	May 1, 2022
T, Rowe Price Small-Cap Stock Fund	T. Rowe Price Small-Cap Stock Fund, Inc.	September 2, 1992	May 1, 2022
T. Rowe Price Small-Cap Value Fund	T. Rowe Price Small-Cap Value Fund, Inc.	May 1, 1991	May 1, 2022
T. Rowe Price Spectrum Conservative Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Moderate Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	May 1, 2022
T. Rowe Price Spectrum Moderate Growth Allocation Fund	T. Rowe Price Spectrum Funds II, Inc.	July 27, 1994	May 1, 2022
T. Rowe Price U.S. High Yield ETF	T. Rowe Price Exchange-Traded Funds, Inc.	May 11, 2022	May 11, 2022
T. Rowe Price U.S. High Yield Fund	T. Rowe Price High Yield Fund, Inc.	February 6, 2017	May 1, 2022

3